UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2016

AlphaPoint Technology, Inc
(Exact name of registrant as specified in its charter)

Delaware	000-54502	26-3748249
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6371 Business Blvd. Suite 200 Sarasota, FL	34240
(address of principal executive offices)	(zip code)

941-907-8822
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.  Other Events

On July 13, 2016, AlphaPoint Technology, Inc. (the “Company”) entered into a Mediation Settlement Agreement with Ladenburg Thalmann & Co. (“Ladenburg”) (collectively the “Parties”) regarding the lawsuit arising from the Investment Banking Agreement and associated counter-claim by the Company (11th Judicial Circuit Court, Miami-Dade County, Florida (Case No. 15004012 CA 01)) (“Lawsuit”). Under the Settlement Agreement, the Parties agreed to dismiss the Lawsuit upon receipt of the settlement payment.  All matters previously disclosed and subject to the Settlement Agreement are described in further detail in the Company’s 2015 and 2016 Quarterly and 2014 and 2015 Annual Reports filed with the SEC.

Pursuant to the Settlement Agreement, further details of the settlement are confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AlphaPoint Technology, Inc.

Dated: July 22, 2016	/s/ Gary Macleod
Gary Macleod
Chief Executive Officer

2